Exhibit 99.1

ClearSign Combustion Corporation 1

Cautionary Note on Forward Looking Statements

This presentation contains forward-looking statements. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the actual results, performance or achievements of ClearSign Combustion Corporation ("ClearSign," "we," "us," "our," and, together with our subsidiaries, the "Company") may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management team based on their experience, are inherently uncertain. All statements in this presentation regarding our business strategy, future operations, financial position, prospects, business plans and objectives, as well as information concerning industry trends and expected actions of third parties, are forward-looking statements. All forward-looking statements speak only as of the date as of which they are made. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions concerning future events that are difficult to predict.

The following factors, among others, could cause actual results to differ materially from those set forth in this presentation:

- *We are a company with a limited operating history and our future profitability is uncertain. We anticipate future losses and negative cash flow and we may never be profitable;*
- *If we do not receive additional financing when and as needed in the future, we may not be able to continue our research and development efforts or commercialization efforts and our business may fail;*
- *Market acceptance of our technology and business is difficult to predict. If our technology does not achieve market acceptance, our business could fail;*
- *Our efforts may never demonstrate the feasibility of our product;*
- *Changes to environmental regulations could make our technology less desirable;*
- *We may fail to adequately protect our proprietary technology, which would allow our competitors to take advantage of our research and development efforts;*
- *We may incur substantial costs as a result of litigation or other proceedings relating to patent and other intellectual property rights;*
- *We cannot guarantee that any research and development partnership or collaboration agreement we enter into will be successful;*
- *If we are unable to keep up with rapid technological changes, our products may become obsolete;*
- *We are uncertain of our profit margins and whether such profit margins, if achieved, will be able to sustain our business;*
- *Our assessment and third party reports of the benefits and value of our technology may not be realized or appreciated by our customers:*
- *Many of our potential competitors have greater resources, and it may be difficult to compete against them;*
- *The loss of the services of our key management and personnel or the failure to attract additional key personnel could adversely affect our ability to operate our business.*

We caution you not to place undue reliance on any forward-looking statements, which are made as of the date hereof or as otherwise specified herein. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forwarding-looking statements.

ClearSign

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Company Overview 3 ClearSign technology provides, we believe, a unique solution to some of the worlds most pressing productivity, energy efficiency and pollution problems effecting the energy, oil and gas production, boiler and processing industries • Based in Seattle, WA with offices in Tulsa, OK and Beijing, China • Experienced management team • Disruptive technology proven in key markets and verticals • High - margin, asset - light business model with attractive operating leverage

Addressing an Urgent, Global Problem 4 From Los Angeles… … to Beijing

5 Forms ground level ozone Serious respiratory problems Forms smog Reduces visibility Forms nitrate particles and acid vapors Causes respiratory problems Depletes ozone layer Contributes to greenhouse gas Forms acid rain Deteriorates water quality Reacts to form toxic chemicals NOx Source US EPA - 456/F - 98 - 005 1998 Why Care about NOx? Here’s what the United States Environmental Protection Agency Says Reducing emissions of NOx is a crucial component of EPA’s strategy for cleaner air

Addressing a Costly Operational Problem 6 Modern low emission flames are large and often do not fit properly into existing heaters. Run time, operating efficiency and throughput are limited ClearSign technology avoids this limitation

Provide cost and energy efficient solutions that enable the world’s refining, petrochemical and boiler industries to meet the most stringent environmental toxic emissions regulations and increase efficiency We do this using a patented unique and revolutionary ceramic - based combustion technology Company Vision 7

To leverage our revolutionary technology by embedding ClearSign technology as the core of modern burners and other combustion equipment. We plan to accomplish this by forming mutually beneficial collaborative partnerships with or making strategic acquisitions of the world’s leading combustion equipment manufacturers Company Strategy 8

Investment Highlights 9 * [Frost & Sullivan] • Patented and proven technology provides attractive ROI from improved operational performance while providing transformational improvement in emissions • Proven management team with deep industry experience • Rapid scale - up potential via “plug & play” product introductions and key strategic partnerships • “Asset light” model and premium pricing provides substantial growth and margin potential • Large, growing global addressable market. Estimated $3.6B+ U.S.*, $8B+ China • Well - capitalized with growing commercial pipeline

Refinery and Petrochemical Process Heater Technology • Our ClearSign Core™ is provided as the heart of an industrial burner. The key component is a ceramic element that controls the flame structure and radiates heat efficiently to the heater or boiler process tubes. • As of June 2019 we have 27 issued patents protecting this technology. • Our designs are configurable from standard components, enabling sourcing efficiency and rapid scale up. Boiler Technology The ClearSign Core™ Technology 10

The Value ClearSign Core Provides

- Operating companies are forced to modify combustion equipment to meet environmental emissions mandates. The current technology required to meet the latest requirements is very expensive to install, has high operational costs and reduces process efficiency or throughput.
- Even where less stringent emissions limitations are in place, many refinery heaters are forced to run at reduced production rates due to constraints caused by the large volume of current low emission burner flames.
- ClearSign Core technologies provide a substantial value opportunity compared to available alternative technologies.

ClearSign vs Competition

	ClearSign	Traditional low NOx burner
NOx	5ppm	15ppm to 50ppm
Energy Efficiency	Improved	Decreased
Operational Efficiency	Improved	Decreased and costly

ClearSign

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Cost Comparisons 12 Case 1 100 MMBtu/ hr (no fuel supply automation) Case 2 40 MMBtu/ hr (no fuel supply automation) Case3 40 MMBtu/ hr (automation for fuel supply) 1,440 13,400 Capital cost $ thousands Operational cost $ thousands/year 0 211 960 11,200 Capital cost $ thousands Operational cost $ thousands/year 0 85 1,950 11,200 Capital cost $ thousands Operational cost $ thousands/year 0 85 SCR Three Sample Case Cost Comparisons : ClearSign Core Technology compared to SCR - Selective Catalytic Reduction (best alternative technology) Source: Norton Engineering – Duplex Technology Evaluation and Cost Comparison to SCR, January 2017

Competitive Position

-less expensive to install (vs SCR)
-adds virtually no operating costs (vs SCR and LowNOx with FGR)
-installs quickly

	ClearSign Core Technology	Low NOx Burner	SCR Systems
NOx Performance	< 5 ppm	< 15 ppm	< 5 ppm
CAPEX	Low	Low	Very High
OPEX	Very Low	Very Low	Very High
Installation Time	Very Low	Very Low	Very High

ClearSign

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The Team



Colin "Jim" Deller, Ph.D.,
Chief Executive Officer

- General Manager/Global Operations Director, Honeywell UOP Callidus Burner Business



Jeff Lewallen
Business Leader Refining and Ethylene

- Lead Technical Sales, Honeywell UOP Callidus
- John Zink, Senior Applications Engineer and Process Engineering Manager



Steve Sock
SVP Business Development

- Business Development Manager, Burrow Global
- VP Commercial, Amec Foster Wheeler



Brian Fike
Chief Financial Officer

- Regional Controller, Darigold, Inc



Donald Kendrick, Ph.D.
Chief Technology Officer

- CTO, Lean Flame Inc.
- Operations Manager, UTC (Pratt & Whitney)



Manuel "Manny" Menendez
President – ClearSign Asia Ltd.

- Founder, MCM Group Holdings Ltd
- President & CEO, Great Eastern Development Ltd.

ClearSign

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Highly Leveraged Sales Model and Channel to Market

Sales model	• Global Customers = Highly centralized expertise • Engineering companies and OEMs recommending ClearSign • Supply partners incentivized to find opportunities
Channel to market	• ClearSign provides standard proprietary parts • Customer orders are engineered and manufactured by supply partners • ClearSign will retain ClearSign Core™ aftermarket business

ClearSign resources are leveraged as sales are not dependent on a large dispersed ClearSign sales team

ClearSign

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Premium Pricing Strategy price on value added – not on gross margin 16 • Current burner market has little product differentiation and commodity - based pricing • ClearSign’s revolutionary technology provides substantial value to customers through reduced capital expenditure, reduced operational costs and anticipated increased production rates • By incorporating “ClearSign Core™” into the equipment of our collaborative partners, we leverage the high added value provided to customers • This provides the opportunity for ClearSign to generate profit while creating differentiated products for our partners to sell

U.S. Targeted Markets 17 Refinery Segment • up to $826M ¹ Institutional Commercial and Industrial (ICI) Boiler Segment • up to $1,723M ¹ Large Industrial Segment • up to $802M ¹ Enhanced Oil Recovery (EOR) Segment • up to $100M ² Flare Segment • up to $201M ¹ Targeted 10 - Year Addressable U.S. Market of $3.6 Billion ¹ Frost & Sullivan Market Assessment Report, June 2016 ² The EOR Segment includes Western Canada 10 yr. estimate by ClearSign of $45M as well as the U.S. market of $79M determined by Frost & Sullivan Market Assessment Report, June 2016

USA Primary Target markets 18 Texas 6,025,900 bpd refining capacity and estimated 21,000 burners installed Louisiana 3,530,355 bpd refining capacity and estimated 12,000 burners installed California 2,096,000 bpd refining capacity and estimated 7,000 burners installed Ethylene Adding an estimated 2,000 new or retrofit burners per year Boiler, Flare, Vapor Recovery Significant retrofit (and OEM) market Aftermarket parts Installed base provides consistent replacement parts business Refining by Region Other Markets

China’s $5.5 Trillion 10yr Environmental Commitment China Targeted Markets 19 • Chinese government approved $550B per year for next 10 years to invest in environmental equipment and technologies that reduce harmful emissions • 235,000 district heating gas fired boilers • 500,000 boilers i n other industries

• Govt. mandates drive investment and local participation • $300 billion spent to reduce air pollution (2013 - 2017) • Multi - billion dollar market with motivated local operating partners • District Heating • Refinery • Steel • Pulp & Paper • Cement • Marine • Aerospace • Improving air quality a top govt. priority • NOx boiler emission standard for Beijing and key regions reduced to 15 ppm (April 2017) • Govt. considering 7.5 ppm in 2019 China Market Opportunity 20 Mandatory Multiple ClearSign Core Markets Urgent

District Heating Area in China District Heating Area Non - District Heating Area China: Targeted Entry Strategy 21

ClearSign Boiler Opportunity in China


235,000
District Heating
Gas Fired Boilers
500,000
Boilers in other
Industries

Approximately 220,000 district heating boilers in critical emissions regions
Approximately 130,000 other boilers in critical emissions regions

350,000 of these boilers are expected to be converted to low emissions technology over the next for 10 years

Bifurcated strategy offering both watertube and firetube boiler products addressing an estimated $8B opportunity*

Additional opportunities exist to replace burners in ethylene furnaces

* [ClearSign estimate]

ClearSign
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• Partnerships – Under development for Process Heaters, Fire Tube Boilers, Water Tube Boilers, Flares and Vapor Combustors (Collaboration with ASHCOR announced) • Technology endorsed by Southern California South Coast Air Quality Management District • Fielded and commercially operating installations of all product lines Market/Business Traction already Underway 23

Commercial Relationships 24

Balance Sheet and Capitalization Table 25 Cash & Short - Term Investments (March 31, 2019) $13,837,000 Long - term debt $0 Total Fully Diluted Shares Outstanding 26,697,289 As of Q1 2019 SEC filing (March 31, 2019)

Structured to Capitalize 26 Develop Western business and provide technology and support to global subsidiaries ClearSign Asia Investment and business development into all Asia ClearSign Combustion and Environmental Equipment Company, Ltd Investment and business development in domestic China …on the Biggest Global Opportunities ClearSign Combustion Corporation

Investment Highlights 27 * [Frost & Sullivan] • Patented and proven technology provides attractive ROI from improved operational performance while providing transformational improvement in emissions • Proven management team with deep industry experience • Rapid scale - up potential via “plug & play” product introductions and key strategic partnerships • “Asset light ” model and premium pricing that provide substantial growth and margin potential • Large, growing global addressable market. Estimated $3.6B+ U.S.*, $8B+ China • Well - capitalized with growing commercial pipeline

ClearSign Combustion A Better Solution Boost Operational Efficiency Reduce Costs Decrease NOx Emissions 28